UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 20, 2019
(Date of earliest event reported)

CSAIL 2019-C18 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001792905)

Column Financial, Inc.

(Central Index Key Number 0001628601)

UBS AG

(Central Index Key Number 0001685185)

Rialto Real Estate Fund III – Debt, LP

(Central Index Key Number 0001654834)

CIBC Inc.

(Central Index Key Number 0001548567)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001654060)

Delaware	333-227081-04	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-325-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2019 Credit Suisse Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2019 (the “Pooling and Servicing Agreement”), by and among Credit Suisse Commercial Mortgage Securities Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of CSAIL Commercial Mortgage Trust 2019-C18, Commercial Mortgage Pass-Through Certificates, Series 2019-C18 (the “Certificates”).

The Mortgage Loan identified as the United Healthcare Office Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “United Healthcare Office Whole Loan”) that also includes additional pari passu promissory notes (each, a “United Healthcare Office Companion Loan”) that are not assets of the Issuing Entity, and the Mortgage Loan identified as the Redwood Technology Center Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Redwood Technology Center Whole Loan”) that also includes additional pari passu promissory notes (each, a “Redwood Technology Center Companion Loan”) that are not assets of the Issuing Entity. On December 20, 2019, the United Healthcare Office Companion Loan designated as Note A-1 and the Redwood Technology Center Companion Loan designated as Note A-3 were included in the UBS 2019-C18 securitization transaction. Beginning on that date, the United Healthcare Office Whole Loan, including the United Healthcare Office Mortgage Loan, and the Redwood Technology Center Whole Loan, including the Redwood Technology Center Mortgage Loan, will be primarily and specially serviced pursuant to the pooling and servicing agreement, dated as of December 1, 2019 (the “UBS 2019-C18 Pooling and Servicing Agreement”) by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer relating to the UBS 2019-C18 transaction into which each controlling companion loan is deposited.

The terms and conditions of the UBS 2019-C18 Pooling and Servicing Agreement applicable to the servicing of the United Healthcare Office Mortgage Loan and the Redwood Technology Center Mortgage Loan are substantially similar to the terms and conditions of the CSAIL 2019-C18 Pooling and Servicing Agreement, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 12, 2019; provided that under the UBS 2019-C18 Pooling and Servicing Agreement the special servicing fees, work-out fees and liquidations fees payable to the UBS 2019-C18 Special Servicer with respect to the United Healthcare Office Whole Loan and the Redwood Technology Center Whole Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that neither the liquidation fee nor the workout fee will be subject to a cap of $1,000,000 and the excess modification fees will not be subject to a cap of $25,000 should the United Healthcare Office Whole Loan or the Redwood Technology Center Whole Loan become a specially serviced loan. The UBS 2019-C18 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2019, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 20, 2019	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

		By:	/s/ Charles Y. Lee
			Name:	Charles Y. Lee
			Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2019, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)